UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report: July 29, 2009
(Date of earliest event reported)
ArcSight, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33923	52-2241535
(Commission File Number)	(IRS Employer Identification No.)

5 Results Way Cupertino, California (Address of Principal Executive Offices)	95014 (Zip Code)
(408) 864-2600
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 29, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of ArcSight, Inc. (“ArcSight”) approved and adopted a management bonus plan for fiscal 2010 to reward officers of ArcSight, including executive officers (the “2010 Bonus Plan”). Each of our named executive officers is a participant in the 2010 Bonus Plan.
     As was the case in ArcSight’s bonus plan for fiscal 2009, the 2010 Bonus Plan focuses on revenues and operating income. Under the 2010 Bonus Plan, executive officers, other than Kevin Mosher, our Senior Vice President of Worldwide Field Operations, will receive no payment unless ArcSight achieves at least 95% of the targeted revenues and the related operating income goal for that particular period. If ArcSight achieves the annual revenue and operating income goals, Thomas Reilly, our Chief Executive Officer, President, and a director, will receive (less the amount of any quarterly bonuses as described below):
•	a payment of 52.5% of base salary if we achieve at least 95% but less than 98% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 59.5% of base salary if we achieve at least 98% but less than 100% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 70% of base salary if we achieve at least 100% but less than 101% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 80% of base salary if we achieve at least 101% but less than 103% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 85% of base salary if we achieve at least 103% but less than 105% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 90% of base salary if we achieve at least 105% but less than 107% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 95% of base salary if we achieve at least 107% but less than 110% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target; and

•	of base salary 100% of base salary if we achieve at least 110% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target,
Hugh S. Njemanze, a co-founder of ArcSight and our Chief Technology Officer and Executive Vice President of Research and Development, Stewart Grierson, our Chief Financial Officer, and our senior vice presidents, including Reed T. Henry, our Senior Vice President of Marketing, and Jeffrey Scheel, our Senior Vice President of Business Development, who are each named executive officers, will receive (less the amount of any quarterly bonuses as described below):
•	a payment of 33.75% of base salary if we achieve at least 95% but less than 98% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 38.25% of base salary if we achieve at least 98% but less than 100% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 45% of base salary if we achieve at least 100% but less than 101% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 55% of base salary if we achieve at least 101% but less than 103% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 65% of base salary if we achieve at least 103% but less than 105% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 75% of base salary if we achieve at least 105% but less than 107% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 85% of base salary if we achieve at least 107% but less than 110% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target; and

•	a payment of 100% of base salary if we achieve at least 110% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target, and our remaining executive officers other than Mr. Mosher will receive (less the amount of any quarterly bonuses as described below):
•	a payment of 26.25% of base salary if we achieve at least 95% but less than 98% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 29.75% of base salary if we achieve at least 98% but less than 100% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 35% of base salary if we achieve at least 100% but less than 101% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 45% of base salary if we achieve at least 101% but less than 103% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 55% of base salary if we achieve at least 103% but less than 105% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 65% of base salary if we achieve at least 105% but less than 107% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target;

•	a payment of 75% of base salary if we achieve at least 107% but less than 110% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target; and

•	a payment of 100% of base salary if we achieve at least 110% of the targeted revenues goal and we meet or exceed our operating income target for that level of performance relative to our revenue target.
     In addition to annual bonuses, under the 2010 Bonus Plan, each executive officer, other than Mr. Mosher, is eligible to receive a bonus in each fiscal quarter based on our performance relative to that quarter’s revenue goal and the related operating income goal. The amount of the bonus payable, with respect to each quarter is 50% of the bonus amount payable based on such executive officer’s base salary at the performance level achieved (provided that the maximum amount of such quarterly bonus payable in each quarter is 50% of the bonus amount payable based on the percentage of the executive officer’s base salary at the 100% target objective listed above), based on the formulas described above, prorated for the period covered and for the executive officer’s tenure at ArcSight during such period. For example, if we achieve our revenues and operating income at 100% or greater of target in the first quarter, Mr. Reilly will receive a bonus for that quarter equal to
50% x (70% x (CEO Annual Salary ÷ 4)). The amount of any annual bonus payable to each executive officer under the 2010 Bonus Plan as described above will be reduced by the amount of any quarterly bonuses paid or payable by ArcSight to such executive officer.
     Notwithstanding the foregoing, in the event of a Corporate Transaction (as defined in ArcSight’s 2007 Equity Incentive Plan), each executive officer will receive a “true up” bonus payment determined as if the maximum amount of the bonus available in any previously completed quarter of the fiscal year was based on 100% of the maximum bonus amount payable based on such executive’s percentage of base salary at the performance level achieved, as listed above, prorated for the period covered and for the participant’s tenure at ArcSight during such period, irrespective of the fact that the initial quarterly bonus payments were limited to the bonus level at the target objective, payable immediately prior to the closing of the Corporate Transaction (i.e., each executive will receive a bonus equal to the maximum percentage of base salary adjusted for such individual’s actual achievements against his/her objectives as determined in connection with the distribution(s) in prior quarters, if applicable, less the amount previously paid to such executive in such prior quarters).
     The annual and quarterly bonuses payable under the 2010 Bonus Plan, including the “true up” bonus in the event of a Corporate Transaction, are subject to each executive officer’s individual achievement against his or her individual objectives.

     The 2010 Bonus Plan also provides for a pool of shares of common stock to be granted to ArcSight’s officers, including its executive officers, on the achievement of the targeted revenue and operating income goals and individual performance objectives. The size of the equity pool will be determined by the Committee in connection with the fiscal year-end review based on the number of officers participating, the cumulative achievement of quarterly revenue and operating income targets within the fiscal year and other factors. ArcSight anticipates that equity awards under the 2010 Bonus Plan will be granted in the first quarter of fiscal 2011. Other than as described in this paragraph and in the paragraphs above regarding the cash bonuses, the 2010 Bonus Plan will be administered, and cash bonus and equity awards under the plan determined, in the same manner as for ArcSight’s bonus plan for fiscal 2009.
     As was the case in fiscal 2009, under his separate Sales Commission Plan — FY 2010 (the “2010 Mosher Plan”), which was also approved and adopted by the Committee on July 29, 2009, Mr. Mosher is entitled to quarterly commission payments based on achievement relative to quarterly revenues targets, in addition to his annual base salary of $300,000. The quarterly commissions payable to Mr. Mosher for each portion of achievement or overachievement of his fiscal 2010 quarterly revenue targets in each fiscal quarter are:
•	provided that actual revenues exceed 90% of the revenues target for the period, $250 multiplied by the percentage of revenues target achieved up to 95%; plus

•	$1,250 multiplied by the percentage of revenues target achieved in excess of 95% up to 100%; plus

•	$3,000 multiplied by the percentage of revenues target achieved in excess of 100% up to 105%; plus

•	$6,000 multiplied by the percentage of revenues target achieved in excess of 105%; plus

•	if actual revenues met or exceeded the revenues target for the period, an additional $10,000, in each case, where the percentage of revenues target achieved and the percentages defining each range of performance above are rounded to the nearest tenth of a percent and multiplied by 100.
     In addition, under the 2010 Mosher Plan, Mr. Mosher will receive an additional commission in the event that he achieves or exceeds his revenues target and either (i) actual operating expenses for the sales department are less than or equal to the sales operating expense target, or (ii) actual contribution margins for the sales department are equal to or greater than the sales contribution margin target. Actual sales contribution margins are determined by subtracting actual sales operating expenses from actual revenues for the quarter. The quarterly commission amounts payable to Mr. Mosher upon achievement of his fiscal 2010 quarterly operating expense or contribution margin targets vary by level of achievement relative to his quarterly revenues target. The potential amounts payable to Mr. Mosher in any fiscal quarter at each revenues target achievement level are:

Quarterly
Revenue Target Achievement Level	Amount
Up to 100%	$10,000
More than 100% and up to 105%	23,000
More than 105% and up to 115%	35,000
More than 115%	40,000

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ArcSight, Inc.
By:	/s/ Stewart Grierson
Stewart Grierson
Chief Financial Officer
Date: August 3, 2009